UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)      August 25, 2010
PEABODY ENERGY CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-16463	13-4004153
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
incorporation or organization)

701 Market Street, St. Louis, Missouri	63101-1826
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code       (314) 342-3400
N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
     On August 25, 2010, Peabody Energy Corporation (the “Company”) announced that it had closed its previously announced public offering of $650 million aggregate principal amount of its 6.500% Senior Notes due 2020 (the “ New Notes”) and the related guarantees (the “Guarantees”). The New Notes were issued under an indenture with U.S. Bank National Association, as trustee (the “Trustee”), dated March 19, 2004, as supplemented by that certain Thirty-Third Supplemental Indenture (the “Supplemental Indenture”), dated as of August 25, 2010, among the Company, the guarantors named therein and the Trustee.
     A legality opinion of Simpson Thacher & Bartlett LLP with respect to the validity of the New Notes and the Guarantees is attached hereto as Exhibit 5.1 and is incorporated herein by reference.
     The Supplemental Indenture is attached hereto as Exhibit 4.1 and is incorporated herein by reference and is incorporated by reference into the Company’s Registration Statement on Form S-3 (File No. 333-161179).
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
     The information set forth above under Item 1.01 of this report is incorporated by reference into this Item 2.03.
Item 8.01 Other Events.
New Notes Closing
     A copy of the Company’s August 25, 2010 press release announcing the above-referenced closing of the sale of New Notes is attached hereto as Exhibit 99.1 and incorporated herein by this reference.
Early Tender Deadline
     On August 25, 2010, Peabody Energy Corporation announced the expiration of the early tender deadline of its previously announced offer to purchase for cash any and all of its $650 million outstanding principal amount of 6 7/8% Senior Notes due 2013 specified in the offer to purchase dated August 11, 2010. A press release announcing the expiration of the early tender deadline is attached hereto as Exhibit 99.1 and is incorporated herein by this reference.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

4.1	Thirty-Third Supplemental Indenture dated as of August 25, 2010 among the Company, the guarantors named therein and U.S. Bank National Association, as trustee, relating to the 6.500% Senior Notes due 2020

5.1	Opinion of Simpson Thacher & Bartlett LLP

23.1	Consent of Simpson Thacher & Bartlett LLP (contained in Exhibit 5.1)

99.1	Press Release dated August 25, 2010 announcing the closing of its 6.500% Senior Notes due 2020

99.2	Press Release dated August 25, 2010, announcing the expiration of the early tender deadline for the 6 7/8% Senior Notes due 2013

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: August 27, 2010

PEABODY ENERGY CORPORATION
By:	/s/ Kenneth L. Wagner
	Name:	Kenneth L. Wagner
	Title:	Vice President, Assistant General Counsel and Assistant Secretary